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                                                              EXHIBIT 10.13

                              SECURITY AGREEMENT

                                             Security Agreement No. 30-00018

     THIS SECURITY AGREEMENT (the "Security Agreement"), dated as of July, 1996 made by and between LYON CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware, with an office address at 1266 East Main Street, Stamford, Connecticut 06902-3546 (together with its successors and assigns, if any, "Secured Party") and Strouds, Inc., a organized and existing under the laws of the State of DELAWARE with its residence, mailing address and principal place of business at 780 South Nogales Street, City of Industry, CA 91748 ("Borrower");

                                  WITNESSETH:

1. GRANT OF SECURITY INTEREST: To secure payment on each Note made by Borrower in the form attached hereto as Exhibit "A" together with any extensions or renewals thereof, and any amendments or modifications thereto (each, a "Note", and collectively, the "Notes"), and also to secure any other indebtedness, obligation, or liability of the Borrower to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including, but not limited to, all future advances or loans which may be made at the option of the Secured Party to or on behalf of Borrower (all the foregoing hereinafter called the "Indebtedness"), Borrower hereby grants and conveys to the Secured Party a first security interest in, and mortgages to the Secured Party, each unit of property (such unit, an "Item") described in a
Schedule in the form attached hereto as Exhibit "B" (a "Schedule") and accepted by Borrower in any Delivery and Acceptance Certificate in the form attached to such Schedule (a "Certificate"), all products and proceeds thereof, if any, all additions, attachments, accessories and accessions thereto and any and all substitutions, replacements or exchanges thereto, and any and all insurance and/or other proceeds thereof, including, but not limited to, every permitted lease or sublease, howsoever designated, covering all on any part thereof (all or any of the foregoing hereinafter collectively called the "Collateral").

    TO HAVE AND TO HOLD the Collateral with the power and authority and subject to the terms and conditions set forth in this Security Agreement.

2. REPAYMENT: Borrower will duly and punctually pay the Indebtedness secured by this Security Agreement in accordance with the terms of the Notes and this Security Agreement. Payments of Indebtedness shall be made to Secured Party at its office address stated above, except as otherwise directed by Secured Party, and shall not be prorated for any cause or reason except as herein may be specifically provided. In no event shall any payments be refunded to Borrower. Payments shall be due periodically as specified in the applicable Note, except that in the event any month in which a payment is due does not contain a numbered day equal to such payment day specified, payment shall be made on the last day of such month. If any payment is not made within ten
(10) days after due date, Borrower agrees to pay a late charge of five cents (5 cents) per dollar on, and in addition to, the amount of such payment, but not exceeding the lawful maximum, if any.

3. OBLIGATIONS ABSOLUTE: The obligations of Borrower under this Security Agreement shall be absolute and unconditional under all circumstances

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whatsoever, including, but not limited to, the existence of any claim, set-
off, defense, counterclaim or recoupment to any present or future claim of Borrower against Secured Party under this Security Agreement or otherwise, against the manufacturer or seller of any of the Collateral or against any other person or entity for whatever reason. This Security Agreement shall not terminate, nor shall the obligations of Borrower be affected, by reason of any defect in title to, damage to or any loss or destruction of, the Collateral from whatsoever cause, or the interference with the use thereof by any person or entity, or the invalidity or unenforceability or lack of due authorization in respect of this Security Agreement or any lack of right, power or authority of the Secured Party to enter into this Security Agreement, or any failure of Secured Party to perform any obligation of Secured Party or Borrower of any other person or entity under this Security Agreement or any instrument or document executed in connection herewith, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, it being the express intention of Secured Party and Borrower that all payments by Borrower shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Security Agreement.

4. REPRESENTATIONS AND WARRANTIES: Borrower represents and warrants as of the date of this Security Agreement that:

     a) Borrower is a corporation duly organized and validly existing in good standing under the laws of its state of organization and has the corporate power to enter into and perform its obligations under this Security Agreement,
     b) this Security Agreement has been duly authorized, executed and delivered by Borrower and, assuming due authorization, execution and delivery by Secured Party, is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and general principles of equity, regardless of whether such enforceability is considered in proceeding in equity or at law,
     c) the execution and delivery by Borrower of this Security Agreement is not, and the performance by it of its obligations hereunder will not be, inconsistent with Borrower's articles or certificate of incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to Borrower, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Borrower is a party or by which it is bound,
     d) no consent or approval of, giving of notice to, registration with, or taking of any other action in respect to or by, any federal, state or local governmental authority or agency or other entity is required with respect to the execution, delivery and performance by Borrower of this Security Agreement, or if any such approval, notice, registration or action is required, it has been duly given or obtained,
     e) there are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Borrower, which will have a material adverse effect on the ability of Borrower to fulfill its obligations under this Security Agreement,
     f) each financial statement and other related information furnished to Secured Party by Borrower has been prepared in accordance with generally accepted accounting principles and, since the date of the most recent financial statement so delivered, there has been no material adverse change (as that term is defined in paragraph 12 (j) below),

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     g)  this Security Agreement shall be effective against all creditors of
Borrower under applicable law, including, without limitations, fraudulent conveyance and bulk transfer laws, and
     h) the Collateral will at all times be used solely in the conduct of the business of Borrower and be and remain in the possession and control of Borrower.

5. LIENS: Borrower is the lawful owner of the Collateral. Borrower shall keep the Collateral free and clear from all liens, charges, encumbrances and security interests of any kind ("Liens"), except for

     (i)  the Lien of Secured Party, as provided in this Security Agreement,

     (ii) Liens for taxes either not yet due or being contested by Borrower in good faith with due diligence and by appropriate proceedings, so long as such proceedings do not, in the opinion of Secured Party, involve any material danger of sale, forfeiture or loss of Collateral or any part thereof or title thereto or interest therein,

     (iii)inchoate materialmen's, mechanic's, workmen's, repairmen's, employees', carriers', warehousemen's or other like Liens arising in the ordinary course of business of Borrower and not delinquent and Borrower shall be maintaining adequate reserves therefor. Secured Party shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly all Secured Party's Liens upon full payment and satisfaction of all Indebtedness.

6.  USE AND OPERATION:
     (a) Borrower shall not assign, sublet, mortgage, hypothecate or alter any of the Collateral or any interest in this Security Agreement, nor shall Borrower remove any of the Collateral, unless replaced by Collateral of equal or greater value, from the specified place of Collateral location, without the prior written consent of Secured Party, and any attempt so to assign, sublet, mortgage, hypothecate, alter or remove any of the Collateral without the prior written consent of the Secured Party shall be void and without effect.

     (b) Borrower will not, without prior written consent of Secured Party, affix or install any accessory, equipment, or device on any Collateral if such addition will impair the originally intended function or use of any such Collateral or its value in place. Borrower agrees that each Item of Collateral, except for leasehold improvements, shall prior to its installation be personal property under applicable law. Borrower agrees to take such action as shall be required by Secured Party from time to time to protect the rights and interests of Secured Party in each such Item. Borrower will not, without the prior written consent of Secured Party and subject to such conditions as Secured Party may impose for its protection, affix or install any Collateral to or in any other personal property. Secured Party and Borrower agree that each Item of Collateral (other than leasehold improvements) and every part thereof is severed from any real property and, even if physically attached to any real property, it is the intention of Secured Party and Borrower that such Item

          (i)   shall retain the character of personal property,

          (ii)  shall be removable,

          (iii) shall be treated as personal property with respect to the rights of all persons and entities,

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          (iv)  shall not become part of any real property, and

          (v) by virtue of its nature as personal property, shall not be affected in any way by any instrument dealing with any real property.

Borrower represents that is has not entered into, and agrees that it will not enter into, any agreement or other arrangement which prohibits or restricts in any manner the right of Secured Party or Borrower to sever Items of Collateral from the real property on which they are located, to sever Items of Collateral from any other equipment or personal property to which such Items are attached or to remove Items of Collateral from the place where they are then located.

7.  MAINTENANCE AND SERVICE:
(a) Items of Collateral shall be used only in the manner for which they were designed and intended and Borrower will at its sole expense at all times maintain Collateral in good operating order, repair, condition and appearance and keep Collateral protected from the elements, ordinary wear and tear excepted. Borrower will, at all times, operate and maintain each Item of Collateral in accordance with

     (i) the standards applied by Borrower with respect to similar equipment owned or leased by it and

     (ii) prudent operating and maintenance standards and manufacturer's requirements. Borrower will not use or operate any Item of Collateral in violation of application laws and regulations (including all applicable environmental and occupational safety laws).

(b) Any alterations or modifications with respect to Collateral that may at any time prior to full repayment of the Indebtedness secured hereby be required to comply with any applicable law or any governmental rule or regulation shall be made by Borrower as required and at the sole expense of Borrower.

8.  REPORTS:
     (i) Borrower agrees that Secured Party shall not be responsible for any loss or damage to Borrower, its customers or any other third parties caused by the Collateral, any failure thereof or defect therein, or otherwise. Nevertheless, Borrower will immediately notify Secured Party of each accident arising out of any alleged or apparent improper manufacturing, functioning or operation of any Collateral, the time, place and nature of the accident and damage, the names and addresses of parties involved, persons injured, witnesses and owners of property damaged, and such other information as may be known, and promptly advise Secured Party of all correspondence, papers, notices and documents whatsoever received by Borrower in connection with any claim or demand involving or relating to improper manufacturing, operation or functioning of any Collateral or charging Secured Party with liability;

     (ii) Borrower will notify Secured Party in writing within thirty (30) days after any day in which any Lien shall attach to any Collateral not expressly permitted hereby of the full particulars thereof and of the then location of such Collateral on such day;

     (iii) Borrower will notify Secured Party forthwith in writing of the location of any Collateral moved by Borrower from the place where delivered to Borrower or from the location specified in this Security Agreement or any subsequent agreement executed by the parties and Borrower will not change or discontinue its place or places of business and/or residence and/or name;

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     (iv)  Borrower will within ninety (90) days of the close of each of its fiscal years deliver to Secured Party Borrower's balance sheet and profit and loss statement prepared in accordance with generally accepted accounting principles and, to the extent available, certified to by a recognized firm of certified public accountants. Borrower will deliver to Secured Party, within sixty (60) days of the close of each of its fiscal quarters, Borrower's quarterly financial report (which shall be in reasonable detail) prepared in accordance with generally accepted accounting principles and certified to by the chief financial officer or V.P. Finance of Borrower; and

     (v) Borrower will permit Secured Party to inspect and examine Collateral at such times and from time to time during normal business hours as Secured Party may wish (and at such other times as may be mutually agreeable) and without any requirement for advance notice, provided that such examination and inspection shall not unreasonably interfere with Borrower's normal business operations.

9.  RISK OF LOSS:
a) Borrower is solely responsible for the entire risk of use and operation, and for each and every cause or hazard, and all loss and damage to any and all Collateral whether arising through operation or otherwise. In the event of damage to any Item of Collateral, Borrower, at its cost and expense, shall promptly repair the Item, restoring it to its previous condition or the condition in which it was required to be assuming Borrower had met all its obligations for maintenance of the Collateral. Upon the occurrence of an Event of Loss (defined below) with respect to any Item, Borrower shall replace and/or repair, within a reasonable period of time, the affected Collateral to its previous condition or better. In the event the Borrower elects not to replace and/or repair the Collateral to a condition suitable to the Secured Party, Borrower shall prepay to Secured Party from the proceeds of insurance an amount of Indebtedness under the Note relating to the Schedule hereto in which such Item is described equal to the sum of
     (i) all interest theretofore accruing, and unpaid thereon, with respect to such Item, plus

     (ii) the unpaid principal balance of the Note with respect such Item.

Provided Borrower is not in breach or default of this Security Agreement, any proceeds of insurance received by Secured Party with respect to any such loss shall be paid to Borrower to the extent necessary to reimburse Borrower costs incurred and paid by Borrower in repairing damaged Equipment or as a credit against total amount payable by Borrower with respect to the Collateral involved, as the case may be, all as provided in this Security Agreement.

b) For the Purpose hereof "Event of Loss" shall mean, with respect to any Item of Collateral, if such Item is
     (i) destroyed, condemned, irreparably damaged or damaged beyond economic repair,

     (ii) requisitioned for use by a governmental entity for an indefinite period or stated period extending beyond a period in excess of ninety (90) consecutive days or the final installment payment date stated on the applicable Note, whichever is earlier,

     (iii) the subject of an insurance settlement with respect to such Item of Collateral on the basis of a constructive total loss,

     (iv)  stolen and not recovered within thirty (30) days,

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     (v)   the subject of a condemnation or requisition of title by a governmental entity, or

     (vi) prohibited by applicable law from being used by Borrower for a period of ninety (90) consecutive days or the final installment payment date on the applicable Note, whichever is earlier.

10. INSURANCE:
     (a) Borrower, at its own cost and expense shall obtain, maintain and shall keep the Collateral insured against all risks of loss or damage from every cause whatsoever in an amount not less than the greater of actual cash value or the aggregate amount of all unpaid Indebtedness as at any time, without deductible and without co-insurance (except as Secured Party may approve in writing). Borrower shall also obtain and maintain, until repayment in full of the Indebtedness public liability insurance covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use or operation of the Collateral in an amount of at least $1,000,000 (WITH RESPECT TO EACH SEPARATE SCHEDULE HERETO), or in such greater amounts as Secured Party may from time to time require. Secured Party shall be the sole named loss-payee with respect to damage or loss to the Collateral and shall be a named additional insured on the public liability insurance. All insurance shall be with insurers and in form satisfactory to Secured Party; shall provide for at least thirty (30) days advance written notice to Secured Party before any cancellation or material modification thereof; shall waive any claim for premium against Secured Party; and shall not be invalidated or the insurer's liability to or for or on behalf of Secured Party be diminished or affected by any breach of warranty or representation or other act or omission of the Borrower. Borrower shall deliver to Secured Party the original policy or policies of insurance, certificates of insurance or other evidence satisfactory to Secured Party evidencing the insurance required hereby along with proof satisfactory to Secured Party of the payment of the premium therefor.

     (b) Secured Party is authorized, but under no duty, to obtain such insurance upon failure of the Borrower to do so. Borrower shall give immediate written notice to the Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Borrower hereby irrevocably appoints the Secured Party as attorney-in-fact, coupled with an interest, for the Borrower in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Indebtedness.

11. INDEMNIFICATION: Borrower hereby agrees to indemnify, save and keep harmless Secured Party, its agents, employees, successors and assigns, from and against any and all losses, damages (including indirect, special or consequential), penalties, injuries, claims, actions and suits including, without limitation, legal expenses, of whatsoever kind and nature (including, without limitation, costs and expenses incurred by Secured Party in defending claims or suits brought against it by Borrower in violation of or contrary to the provisions of this Security Agreement), in contract or tort, including, but in no way limited to, Secured Party's strict liability in tort, unless and except to the extent Secured Party's gross negligence or willful misconduct is the proximate cause of any such loss, damage, penalty, injury claim, action, or suit, and Borrower shall at its own expense defend any and all such actions, arising out of the selection, modification, purchase, ownership, acceptance or rejection of any Item of Collateral and the delivery,

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possession, maintenance, use, condition (including, without limitation, latent and other defects, whether or not discoverable by Secured Party or Borrower, and any claim for patent, trademark or copyright infringement), or operation of any Item of Collateral by whomsoever used or operated or arising out of or resulting from the condition of any Item of Collateral sold or disposed of after use by Borrower, any lessee, sublessee or employees of Borrower. The indemnities and assumptions of liability herein provided for shall continue in full force and effect notwithstanding the termination of this Security Agreement whether by expiration of time, operation or law or otherwise. BORROWER AGREES THAT SECURED PARTY SHALL NOT BE LIABLE TO BORROWER FOR ANY CLAIM CAUSED DIRECTLY OR INDIRECTLY BY THE INADEQUACY OF ANY ITEM OF
COLLATERAL FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR THE USE OR MAINTENANCE THEREOF OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, ALL OF WHICH SHALL BE THE SOLE RISK AND RESPONSIBILITY OF BORROWER.

12. DEFAULT; REMEDIES: If any of the following (herein an "Event of Default") shall occur:

     (a) Borrower shall default in the payment of Indebtedness to Secured Party or in making any other payment hereunder or under any Note when due, and such default shall continue for a period of thirty (30) days without its cure by Borrower, or

     (b) Borrower shall default in the payment when due of any obligations of Borrower, whether or not to Secured Party, arising independently of this Security Agreement or any Note, and such default shall continue for a period of thirty (30) days without its cure by Borrower, or

     (c) Borrower shall default in the performance of any other covenant contained herein (including any Schedule hereto), any Certificate in respect hereof or any Note or any other document entered into in connection with this Security Agreement and such default shall continue for thirty (30) days after written notice thereof to Borrower by Secured Party, or

     (d) Borrower shall breach any of its insurance obligations under paragraph 10 hereof,

     (e) any representation or warranty made by Borrower in this Security Agreement or any other documents entered into in connection with this Security Agreement shall prove to be incorrect in any material respect when any such representation or warranty was made or given, or

     (f) Borrower shall become insolvent or make an assignment for the benefit of creditors, or

     (g) Borrower shall apply for or consent to the appointment of a receiver, trustee or liquidator for a substantial part of its property or such receiver, trustee or liquidator is appointed without the application or consent of Borrower, or

     (h) a petition shall be filed by or against Borrower under the Federal bankruptcy laws (including, without limitation, a petition for reorganization, arrangement or extension) or under any other insolvency law or law providing for the relief of debtors, or

     (i)  there is, without the prior consent of Secured Party, which will not

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be unreasonably withheld, a change in control (defined to be a change in the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Borrower, whether through the ownership of voting securities, by contract or otherwise) that results in an adverse change in the Borrower's net worth as defined in Item (j) below, or

     (j) there is, based on the March 2, 1995 audited financial statements, a material adverse change (defined to be a decrease of at least one-third (1/3) of net worth, as determined in accordance with generally accepted accounting principles) in Borrower's financial condition;

then, to the extent permitted by applicable law, Secured Party shall have the right to exercise any one or more of the following remedies one or more times:

A) declare this Security Agreement in default, such declaration being applicable to all Schedules hereunder except as specifically excepted by Secured Party;
B) declare the entire amount of unpaid total Indebtedness immediately due and payable;
C) declare due and payable in addition to any unpaid Indebtedness due on or before Secured Party declares this Security Agreement in default, as liquidated damages or loss of a bargain and not as a penalty, an amount calculated in accordance with the provisions of paragraph 9 as though the Collateral had suffered an Event of Loss, as of the date that Secured Party declares this Security Agreement in default;
D) declare due and payable the amount of any indemnification hereunder if then determinable, with interest as provided herein;
E) upon notice to any lessees or sublessees permitted pursuant to paragraph 6(a) to obtain and retain all rentals thereafter due, paid and/or payable;
F) without demand or legal process enter into premises where the Collateral may be found and take possession of and remove the same, whereupon all rights of Borrower in the Collateral shall terminate absolutely, and either

     (i) retain all prior payments of Indebtedness and sell the Collateral at public or private sale, with or without notice to Borrower, with or without having the Collateral at the sale, at which sale Secured Party may purchase all or any of the Collateral, the proceeds of such sale, less expenses of retaking, storage, repairing and reselling, and reasonable attorneys' fees incurred by Secured Party, to be applied to the payment of the unpaid total Indebtedness, Borrower remaining liable for the balance of said unpaid total Indebtedness, and any surplus thereafter remaining to be for the account of Borrower (except as otherwise provided under applicable law) or

     (ii) retain the Collateral and all prior payments of Indebtedness, in satisfaction of the remaining unpaid Indebtedness;

G) pursue any other remedy then available to Secured Party at law or in equity. Borrower hereby covenants and agrees to notify Secured Party immediately of the occurrence of any default specified in this paragraph 12.

13. REMEDIES CUMULATIVE: Time of performance of Borrower's obligations hereunder is of the essence. All remedies of Secured Party hereunder are cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy to the exclusion of any other remedy or to preclude the exercise of any other remedy at any other time. Failure on the part of the Secured Party to exercise, or delay in exercising, any right or remedy hereunder or Secured Party's failure at any time to restrict performance by

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Borrower of any of the provisions hereof shall not operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

14. ASSIGNMENT: Borrower acknowledges, and understands that Secured Party may assign this Security Agreement, any Schedule or Certificate or any Note to a bank or any other lending institution or any other person, organization or agency, and Borrower shall
     (a)  recognize any such assignment,

     (b)  accept the lawful demands of such assignee,

     (c)  surrender assigned Collateral only to such assignee,

     (d) pay all Indebtedness payable hereunder and to any and all things required of Borrower hereunder, notwithstanding any default of the Secured Party or the existence of any claim, defense or offset between Borrower and Secured Party, and

     (e) not require any assignee of the Security Agreement to perform any duty, covenant or condition required to be performed by Secured Party under the terms of this Security Agreement provided that Secured Party shall remain liable for such performance. The obligations of Borrower shall not be subject, as against any such assignee or transferee, to any defense, set-off or counterclaim available to Borrower against Secured Party and any such defense, set-off or counterclaim may be asserted only against Secured Party.

15. FILINGS: Borrower agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, or notifying of the interest of Secured Party upon request of, and as determined by, Secured Party. Borrower hereby specifically authorizes Secured Party to file financing statements not signed by Borrower or to execute same for and on behalf of Borrower as Borrower's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. A carbon, photographic or other reproduction of the Security Agreement or a financing statement shall be sufficient as a financing statement for filing purposes.

16.  NOTES:
     (a) Upon written notice by Secured Party to Borrower that Secured Party intends to transfer any Note, Borrower shall, in exchange for the Note to be transferred, promptly execute a new note in the amount of the exchanged Note, naming the transferee as payee thereunder, and deliver to same to such transferee.

     (b) If any Note shall become mutilated or shall be destroyed, lost or stolen, Borrower shall, upon the written request of the payee under of such Note, execute and deliver in replacement thereof, the new Note payable in the same amount and dated the same date as the Note so mutilated, destroyed, lost or stolen.

17.  MISCELLANEOUS:
     (a) In case of failure of Borrower to comply with any provision of this Security Agreement, Secured Party shall have the right, but shall not be obligated, to effect such compliance in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party in effecting such compliance (including but not limited to, attorney's fees and costs incurred in attempting to effect compliance against Borrower and/or others)

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shall constitute additional Indebtedness hereby secured due to Secured Party five (5) days after the date Secured Party sends notice to Borrower requesting payment. Secured Party's effecting such compliance shall not be waiver of Borrower's default. Interest on any payments made by Secured Party hereunder on amounts due after Secured Party declares default under paragraph 12 and interest on any overdue payment under paragraph 11 shall be at the default rate prescribed in the Note, (or, if there is more than one Note, at the highest amount the default rates prescribed in such Notes), but not to exceed the maximum lawful rate. Any provisions in this Security Agreement, any Schedule hereto or Certificate in respect hereof which are in conflict with any statute, law or rule applicable shall be deemed omitted, modified or altered to conform thereto.

     (b) If any provision of this Security Agreement shall contravene or be invalid under applicable law or regulation (including federal law and regulation), such contravention or invalidity shall not affect the entire Security Agreement, the provisions held to be invalid to be deemed deleted or modified and the Security Agreement interpreted and construed as though such invalid provision or provisions were not part hereof or conformed thereto.

     (c) Secured Party may give notice to Borrower or make a request of Borrower by depositing such notice or request in the U.S. mail, first class postage prepaid, addressed to the Borrower at its address above, an address furnished by Borrower to Secured Party, a mailing address of Borrower or a place of business of Borrower. All notices required to be given by Borrower hereunder shall be deemed adequately given if sent by registered or certified mail to Secured Party at the address of Secured Party stated herein, or at such other place as Secured Party may designate to Borrower in writing.

     (d) This Security Agreement, any addendum hereto attached and signed by Secured Party and Borrower, any Schedule hereto and any Certificate in respect hereof, constitute the entire agreement of the parties with respect to the subject matter hereof. THIS SECURITY AGREEMENT, ANY VARIATION OR MODIFICATION OF THIS SECURITY AGREEMENT, ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS AND ALL SCHEDULES SHALL NOT BE VALID UNLESS IN WRITING, AND SIGNED BY AN AUTHORIZED OFFICER OR MANAGER OF SECURED PARTY.

     (e) BORROWER WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING HEREFROM OR IN RELATION HERETO

     (f) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

     (g) BORROWER SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK, NEW YORK AND APPELLATE COURTS FROM ANY THEREOF; CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND AGREES THAT SERVICE MAY BE MADE ON BORROWER IN ANY SUCH PROCEEDING BY DELIVERING A COPY OF PROCESS TO BORROWER AT BORROWER'S ABOVE ADDRESS, SUCH SERVICE TO BE EFFECTIVE UPON RECEIPT.


                  (This space left intentionally blank)

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.


                                       STROUDS, INC.
                                       as Borrower



                                       By: /S/DOUGLAS C. FELDERMAN
                                           -----------------------

                                       Name: DOUGLAS C. FELDERMAN
                                             --------------------

                                       Title: VICE PRESIDENT, FINANCE
                                              -----------------------
     Affix Corporate Seal here


                                       Attest/WITNESS:



                                       By: /S/RAYMOND A. ORPHAN
                                           --------------------

                                       Name: RAYMOND A. ORPHAN
                                             -----------------

                                       Title: ________________________________



LYON CREDIT CORPORATION
as Secured Party



By:    ____________________________________

Name:  ____________________________________

Title: ____________________________________




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                               Page 11 of 11

                                  PROMISSORY NOTE

                                                                  Exhibit A to
                                              Security Agreement No.: 30-00018


$3,000,000.00
-------------
                                                                 July   , 1996


     FOR VALUE RECEIVED, the undersigned, hereinafter called "Borrower", promises to pay to the order of Lyon Credit Corporation, hereinafter called "Payee", at its office located at 1266 East Main Street, Stamford, Connecticut 06902, or at such other place as Payee may from time to time designate, the principal sum of THREE MILLION AND NO/100 Dollars($3,000,000.00), together with interest thereon at the rate of 9.58% per annum, with principal and interest payable in SIXTY (60) consecutive monthly installments, commencing SEPTEMBER 1, 1996 and continuing on the same date of each month thereafter until this Note is fully paid, with SIXTY (60) installments each in the amount of SIXTY THREE THOUSAND ONE HUNDRED THIRTY NINE AND 73/100 Dollars ($63,139.73).

     The interest rate stated above is based on the corresponding term U.S. Treasury Note Rate as of JULY 23, 1996 (the "Effective Date"). Borrower and Payee agree that any change in the U.S. Treasury Note, from the Effective Date to the date of funding of the extension of credit evidenced by this Note, will result in a corresponding change in the interest rate for this Note.

     This Note is referred to in and is entitled to the benefits of that
certain Security Agreement No. 30-00018, dated as of JULY   , 1996 (the
"Security Agreement") and Schedule No. 0210-001 thereto, dated as of even date herewith (the "Schedule") by and between the Borrower and Payee, encumbering and granting a security interest in certain property and securing the indebtedness described herein.

     All payments received in respect of this Note shall be applied, first, to accrued interest and then to principal. The acceptance by Payee or any holder hereof of any payment which is less than the full amount then due and owing shall not constitute a waiver of Payee's or such holder's right to receive payment in full at such time or at any prior subsequent time.

     Borrower shall, upon the occurrence of an "Event of Loss" (as that term is defined in the Security Agreement) with respect to any Item of Collateral described in the Schedule, prepay this Note by that amount and in the manner provided in the Security Agreement.

     Borrower may, on any regular installment payment date, prepay in full, but not in part, the then entire unpaid principal balance hereof together with all accrued unpaid interest thereon to the date of such prepayment, provided that along with and in addition to such prepayment Borrower shall pay (i) during the first three (3) years of the term, a prepayment premium equal to two per cent (2%) of the principal balance prepaid for each full or partial year by which the prepayment date antedates the scheduled date of final installment of principal hereunder, and (ii) any and all other sums due hereunder and/or under the Security Agreement.

     Time is of the essence hereof. If payment of any installment or any other sum due under this Note or Security Agreement is not paid within ten
(10) days after is due date, Borrower agrees to pay a late charge of five cents (5 cents) per dollar on, and in addition to, the amount of each such payment, but not exceeding the lawful maximum rate. In the event Borrower shall fail to make any payment under this Note within thirty (30) days after its due date or if any other "Event of Default" (as that term is defined in the Security Agreement) shall occur, then, the entire unpaid principal balance hereof with accrued unpaid interest thereon together with all other sums payable under this Note or the Security Agreement, shall, at the option of Payee and without notice or demand to Borrower, become immediately due and payable, such accelerated balance bearing interest until paid at the default rate of fifteen percent (15%) per annum, or if prohibited by law, at such lesser rate that is not prohibited by law.

     Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause any amount contracted for or charged herein or collectable hereunder to exceed any applicable lawful maximum rate, then the interest shall be limited to lawful maximum.

     Borrower and all sureties, endorsers, guarantors and any others who may at any time become liable for the payment hereof consent to any and all extensions of time, renewals, waivers, and modifications of, and substitutions or releases of security or of any party primarily or secondarily liable, on, this Note or the Security Agreement or any of the terms and provisions of either that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor in order to enforce payment by them, or any one or more of them, of this note. Borrower and all sureties, endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive: presentment, notice of nonpayment, demand for payment, notice of dishonor, and all other notices in connection with this Note; filing of suit; diligence in collecting on this Note or enforcing any of the security herefor; and all benefits of valuation, appraisement and exemption laws, and further severally agree to pay, if permitted by law, all expenses incurred in collection, including, without limitation, reasonable attorney's fees.

     If Borrower is a corporation, it and the persons signing on its behalf represent and warrant that the execution and delivery of this Note has been authorized by its board of directors and by all other necessary and appropriate corporate and shareholder action.

     This Note is transferable in accordance with the terms of the Security Agreement.


     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written.


                                      STROUDS, INC.
                                      As Borrower



                                      By: /S/DOUGLAS C. FELDERMAN
                                          -----------------------

                                      Name: DOUGLAS C. FELDERMAN
                                            --------------------

                                      Title: VICE PRESIDENT, FINANCE
                                             -----------------------



                                      Attest: /S/RAYMOND A. ORPAHN
                                              --------------------

                                      Name: RAYMOND A. ORPHAN
                                            -----------------

                                      Title: _______________________________


                                      (Seal)





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                               Page 3 of 3

                SCHEDULE NO. 0210-001 TO SECURITY AGREEMENT

                                                                  Exhibit B to
                                              Security Agreement No. 30-00018
                                                        Schedule No. 0210-001

Description of Collateral: See Schedule "A" attached hereto and made a part hereof.




Cost of Collateral...................$3,000,000.00

Collateral to be located at: Strouds Store #64- 5250 Meadowood Mall Circle, Reno, NV 89502
                             Strouds Store #67- Old Orchard Center, #M16,
Skokie, IL 60076

Reference is made to that certain Security Agreement No. 30-00018, dated July ____, 1996 (as it may be modified or amended, now or hereafter, called the "Security Agreement") between Lyon Credit Corporation ("Secured Party") and Strouds, Inc. ("Borrower").

All of the terms and provisions of the Security Agreement are hereby incorporated by reference into and made part of this Schedule to the same extent as if fully set forth herein. Borrower and Secured Party hereby agree to be bound by the terms and provisions, and hereby make, as if made as of the date hereof, the representations and warranties contained in the Security Agreement as each related to the Collateral described above.

Borrower and Secured Party hereby agree that upon delivery of the Collateral described herein, Borrower has caused an authorized representative of Borrower to inspect the Collateral and the Collateral has been found to be in proper operating order and appearance conforming with the specifications and requirements of Borrower and Borrower confirms that such Collateral secures the Indebtedness by Borrower's acceptance of such Collateral by execution and delivery of a Delivery and Acceptance Certificate in the form annexed hereto as Appendix 1.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule as of the 26th day of July, 1996.


                                      STROUDS, INC.
                                      as Borrower


                                      By: /S/DOUGLAS C. FELDERMAN
                                          -----------------------

                                      Name: DOUGLAS C. FELDERMAN
                                            --------------------

                                      Title: VICE PRESIDENT, FINANCE
                                             -----------------------

                                      Attest/WITNESS


                                      By: /S/RAYMOND A. ORPHAN
                                          --------------------

                                      Name: RAYMOND A. ORPHAN
                                            -----------------

                                      Title: _____________________________
                                      (Corporate Seal)



LYON CREDIT CORPORATION,
as Secured Party

By: _______________________________________

Name: _____________________________________

Title: ____________________________________



C:\DATA\CONTRACT\0018RAYE.S2S05/24/966770018RAYF.S2S 07/24/96 3:27

                               SCHEDULE "A"
                               STROUDS, INC.

This Schedule "A" is attached to and made a part of Schedule No. 0210-0001 to Security Agreement No. 30-00018 between Strouds, Inc. ("Borrower") and Lyon Credit Corporation ("Secured Party").

All furniture, fixtures, and equipment, now owned by Borrower or hereafter acquired, located on or used in the operations of two (2) Strouds linen stores operated by Borrower, including but not limited to, the equipment described in this Schedule "A" at the following locations, together with all replacements, additions, substitutions, or proceeds from sale.

Equipment Location #1: Strouds Store #64, 5250 Meadowood Mall Circle, Reno, NV 89502




           VENDOR                                DESCRIPTION
   ---------------------------------     -----------------------------------
   Zephyr                                Architectural
   Lane Stanton Vance Lumber             Raw materials for displays
   Noble Plastics                        Sheet hangers, sham trays, sheet
                                         lips, sprocket napkin/ring
                                         dividers, sign holders and other
                                         misc. small fixtures.
   Kariastan Bigelow                     Carpet
   Lundia                                Shelving, kickboards and rails
   Professional Builders, Inc.           General Contractor work and Asbestos
                                         removal
   California Display                    Shelving, panels, cashwrap station,
                                         display cubes, display bases, tables
                                         and shower curtain and rug displays
   CPS Garten Corp.                      Floor tiles
   FPI Installations, Inc.               Fixture installation
   The Display Guys                      Decorative fixtures
   Port Plastics                         Display accessories
   San Pedro Electric Sign Co.           Store interior/exterior signs
   Mark A. Frank                         Store interior/exterior signs
   Young Electric Sign Co.               Store interior/exterior signs
   Alarmex                               Security alarm

   Silvestri                             Decorative fixtures
   C & C Floral, Inc.                    Decorative accessories
   Instore Building & Design             Misc. fixture

Equipment Location #2: Store #67, 374 Old Orchard Center, #M16, Skokie, IL
60076




           VENDOR                                DESCRIPTION
   ---------------------------------     -----------------------------------
   Leopardo Construction Inc.            TI work, electrical, HVAC etc.
   Montgomery Kone                       Escalators
   Arcline Associates                    Architecture and Design
   Checkpoint                            Alarm system
   Karastan Bigelow                      Carpet
   CPS/Garten                            Tile
   Lane Stanton Vance Lumber
   Noble Plastics                        Various fixtures
   D.B. Imports, LTD

   Lundia                                Shelving
   FPI Installations                     Fixtures install
   California Display                    Shelving, panels, cashwrap station,
                                         display cubes, display bases,
                                         tables, credenzas, amoires and
                                         shower curtain and rug displays

   Excalibur                             Shelving





Strouds, Inc.,                         Lyon Credit Corporation,
as Borrower                            as Secured Party



By: /S/DOUGLAS C. FELDERMAN            By: ________________________________
    -----------------------


















                               2